UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol	Name of Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Entry into Supplemental Indentures

On December 13, 2024, pursuant to the transaction support agreement dated December 9, 2024 (the “Support Agreement”) previously disclosed by Trinseo PLC (the “Company”), two subsidiaries of the Company, Trinseo Materials Operating S.C.A (“Trinseo Materials Operating”) and Trinseo Holding S.à r.l. (“Trinseo Holdings”) were merged, with Trinseo Holdings as the surviving entity (the “LuxCo Merger”).

In connection with the LuxCo Merger, on December 13, 2024, Trinseo Materials Operating and Trinseo Materials Finance, Inc. (together, the “Existing Issuers”), Trinseo Holdings, the guarantors party to the indentures described below, and The Bank of New York Mellon entered into: (a) a sixth supplemental indenture to the indenture governing the Existing Issuers’ outstanding 5.375% Senior Notes due 2025, dated as of August 29, 2017 (as amended, supplemented or otherwise modified, the “2025 Notes Indenture”); and (b) a sixth supplemental indenture to the indenture governing the Existing Issuers’ outstanding 7.625% Senior Notes due 2029 (the “2029 Notes”), dated as of March 24, 2021 (as amended, supplemented or otherwise modified, the “2029 Notes Indenture”), pursuant to the which Trinseo Holdings expressly assumed all of the obligations of Trinseo Materials Operating, as the primary issuer, under the 2025 Notes Indenture and 2029 Notes Indenture.

The foregoing description of the sixth supplemental indenture to the 2025 Notes Indenture and the sixth supplemental indenture to the 2029 Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of each supplemental indenture, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Entry into Credit Agreement Amendments

Pursuant to the Support Agreement and in connection with the LuxCo Merger, on December 12, 2024, certain of the Company’s subsidiaries entered into and directed their respective applicable administrative agent to enter into, as applicable, (i) an amendment to that certain credit agreement dated as of September 6, 2017 (the “OpCo Credit Agreement” and such amendment, the “OpCo Credit Agreement Amendment”), and (ii) a second amendment to that certain credit agreement dated September 8, 2024 (the “Super Holdco Credit Agreement,” and such amendment, together with the OpCo Credit Agreement Amendment, the “Credit Agreement Amendments”).

Pursuant to the Credit Agreement Amendments, each of the OpCo Credit Agreement and the Super HoldCo Credit Agreement were amended to expressly permit the LuxCo Merger and all transactions associated therewith, including (i) the express assumption by Trinseo Holdings of all rights and obligations of Trinseo Materials Operating as the lead borrower under the OpCo Credit Agreement, (ii) the release of Trinseo Luxco S.á r.l. (“Trinseo LuxCo”) as a guarantor under the Super HoldCo Credit Agreement and its subsequent joinder under the OpCo Credit Agreement (iii) the transfer of all outstanding equity interests in Trinseo Luxco Finance SPV S.á r.l. by Trinseo LuxCo to the Company and (iv) the joinder of the Company as a guarantor under the Super HoldCo Credit Agreement.

The foregoing description of the Credit Agreement Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of each agreement, copies of which are attached to this Current Report on Form 8-K as exhibits 10.3 and 10.4 and incorporated herein by reference.

Item 8.01. Other Events.

Launch of Exchange Offer

On December 16, 2024, the Company issued a press release announcing that certain of its direct and indirect subsidiaries have commenced the previously-announced exchange offer and consent solicitation with respect to the 2029 Notes.

A copy of the press release announcing the exchange offer and consent solicitation is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Sixth Supplemental Indenture to the indenture dated as of August 19, 2017, by and among Trinseo Materials Operating S.à r.l., Trinseo Holding S.à r.l., Trinseo Materials Finance, Inc., the Guarantors named therein, and The Bank of New York Mellon, as trustee, dated December 13, 2024.
10.2	Sixth Supplemental Indenture to the indenture dated as of March 24, 2021, by and among Trinseo Materials Operating S.à r.l., Trinseo Holding S.à r.l., Trinseo Materials Finance, Inc., the Guarantors named therein, and The Bank of New York Mellon, as trustee, dated December 13, 2024.
10.3	2024 LuxCo Merger Amendment, dated as of December 12, 2024, to the Existing Credit Agreement, by and among Trinseo Holding S.à r.l., Trinseo Materials Finance, Inc., Trinseo LuxCo S.à r.l. Deutsche Bank AG New York Branch, as Administrative Agent, dated December 12, 2024.
10.4	Second Amendment to Credit Agreement by and among Trinseo LuxCo S.à.r.l., Trinseo NA Finance LLC, Trinseo LuxCo Finance SPV S.à.r.l., Trinseo NA Finance SPV LLC, Trinseo PLC, and Alter Domus (US) LLC, as Administrative Agent, dated December 12, 2024.
99.1	Press Release announcing exchange offer and consent solicitation with respect to 2029 Notes, dated December 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note on Forward-Looking Statements

This Current Report contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “believe,” “intend,” “forecast,” “estimate,” “see,” “outlook,” “will,” “may,” “might,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Examples of forward-looking statements include, without limitation, statements concerning our ability to consummate the proposed exchange offer and consent solicitation and the timing thereof, and other statements which are not statements of historical facts. Forward-looking statements reflect management’s evaluation of information currently available and are based on the Company’s current expectations and assumptions regarding its business, the economy, its current indebtedness, accessibility of debt markets, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Specific factors that may cause future results to differ from those expressed by the forward-looking statements, or otherwise impact performance or other predictions of future actions have, in many but not all cases, been identified in connection with specific forward-looking statements. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction support agreement; our ability to consummate the note exchange offer and the solicitation of lender consents; the ability to satisfy closing conditions to the completion of the proposed transactions described in the transaction support agreement; the Company’s ability to achieve the anticipated benefits from the proposed transactions described in the transaction support agreement; other risks related to the completion of the proposed transactions described in the transaction support agreement and actions related thereto; our ability to successfully implement proposed restructuring initiatives, including the closure of certain plants and product lines, and to successfully generate cost savings through restructuring and cost reduction initiatives; our ability to successfully execute our business and transformation strategy; the timing of, and our ability to complete, a sale of our interest in Americas Styrenics; increased costs or disruption in the supply of raw materials; deterioration of our credit profile limiting our access to commercial credit; increased energy costs; compliance with laws and regulations impacting our business; any disruptions in production at our chemical manufacturing facilities, including those resulting from accidental spills or discharges; conditions in the global economy and capital markets; our current and future levels of indebtedness and our ability to service, repay or refinance our indebtedness; our ability to meet the covenants under our existing indebtedness; our ability to generate cash flows from operations and achieve our forecasted cash flows; and those discussed in our Annual Report on Form 10-K filed with the SEC on February 23, 2024, under Part I, Item 1A - Risk Factors, our Quarterly Report on Form 10-Q filed with the SEC on November 7, 2024 and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, the Company’s actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Date: December 16, 2024